SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                                  May 15, 2001
                        (Date of Earliest Event Reported)


                         MORGAN STANLEY AIRCRAFT FINANCE

           (Exact Name of Registrant as Specified in Trust Agreement)


                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

               333-56575                               13-3375162
         (Commission File Number)            (IRS Employer Identification No.)


                         Morgan Stanley Aircraft Finance
                          c/o Wilmington Trust Company
                            1100 North Market Street
                               Rodney Square North
                         Wilmington, Delaware 19890-1000
                    Attention: Corporate Trust Administration
                                 (302) 651-1000


             (Address and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Office)




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Item 5.  Other Events

Attached hereto as Exhibit A is a copy of the Notice of Redemption issued by Morgan Stanley Aircraft Finance ("MSAF") to Bankers Trust Company, as Indenture Trustee under the Indenture (as defined below) (the "Indenture Trustee") dated May 15, 2001 relating to the Subclass A-2, A-3, A-4, A-5, B-1, B-2, C-1, C-2 and D-1 Notes issued pursuant to the Indenture dated as of March 3, 1998 by and between MSAF and the Indenture Trustee, as supplemented by the Indenture Supplement No.1 dated as of March 15, 2000.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            MORGAN STANLEY AIRCRAFT FINANCE


Date:    May 15, 2001                       By:   /s/ Scott Peterson
                                               ---------------------------------
                                                     Scott Peterson
                                                     Signatory Trustee




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                                  Exhibit Index


Exhibit A         Notice of Redemption